FORM 8-K


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549




                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
           of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): June 8, 2000



                         WPI GROUP, INC.
     (Exact name of registrant as specified in its charter)



     New Hampshire               0-19717        02-0218767
     -------------              -------        ----------
(State or other jurisdiction    (Commission)   (I.R.S. Employer
 of incorporation)               File Number)   Identification Number)




1155 Elm Street, Manchester, New Hampshire 03101
-------------------------------------------------
(Address of Principle Executive Offices) (Zip Code)




Registrant's telephone number, including area code: (603) 627-3500




                               NONE
                               ----
(Former Name, former address, and former fiscal year, if changed since last report)

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                         WPI GROUP, INC.

                            FORM  8-K


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.
          ----------------------------------
None.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          --------------------------------------
On June 8, 2000 WPI Group, Inc. completed the sale of WPI
Termiflex, Inc. to Warner Power, LLC, a private investment group, for approximately $577,000 in cash plus the assumption of certain liabilities.

A more complete description of the transaction is contained in the Bill of Sale and Assumption Agreement which is Exhibit 10.24 to this report and is incorporated herein by reference.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.
          ---------------------------
None.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          ----------------------------------------------
None.

ITEM 5.   OTHER EVENTS.
          -------------
None.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.
          ----------------------------------------
None.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          -----------------------------------
Financial:     None.

Exhibits: 10.24 - Bill of Sale and Assumption Agreement dated
                  June 8, 2000.

ITEM 8.   CHANGE IN FISCAL YEAR.
          ----------------------
Not applicable.


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
                         WPI GROUP, INC.


                            FORM 8-K


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WPI GROUP, INC.



Dated: June 21, 2000               By: /s/John W. Powers
                                       ------------------
                                       John W. Powers
                                       Vice President and CFO





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